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                                                                   EXHIBIT 23(i)




                          INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in Registration Statement No. 33-57577 of Borden, Inc. on Form S-3 of our reports for Borden, Inc., Borden, Inc. and Affiliates, Borden Foods Holdings Corporation and Wise Holdings, Inc. dated March 13, 1998 appearing in this Annual Report on Form 10-K of Borden, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP

Columbus, Ohio
March 27, 1998